                                                                    EXHIBIT 10.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement of our report, dated February 7, 1997, relating to the consolidated financial statements of Mountain Bank Holding Company and Subsidiaries, and to the reference to our firm under the caption "EXPERTS" in the Prospectus.



/s/ Knight, Vale Gregory, Inc., P.S.

Tacoma, Washington
September 26, 1997